EXHIBIT 99.1

Encore Bancshares Reports First Quarter 2008 Net Earnings of $1.2 Million or $0.11 Per Share

HOUSTON, April 25, 2008 (PRIME NEWSWIRE) -- Encore Bancshares, Inc. (Nasdaq:EBTX) today announced its financial results for the first quarter of 2008.

 -- Net earnings of $1.6 million, or $0.15 per share, excluding a nonrecurring after-tax charge of $417,000
 -- Net interest margin improved 39 basis points from the first quarter of 2007
 -- Loans increased 24% from the first quarter of 2007
 -- Core deposits increased 9% from the first quarter of 2007

"Our first quarter results demonstrated solid growth while improving our margin," said James S. D'Agostino, Jr., Chairman and Chief Executive Officer. "We will continue to make margin growth and asset quality our top priorities as these are the key to improved earnings performance."

Earnings

For the three months ended March 31, 2008, net earnings were $1.2 million, or $0.11 per diluted share, compared with $1.8 million, or $0.22 per diluted share for the same period of 2007. Net earnings for the first quarter of 2008 included a nonrecurring after-tax severance charge of $417,000 for a former executive officer of Encore Bank. Excluding this charge, net earnings would have been $1.6 million, or $0.15 per diluted share.

Net interest income increased by $2.2 million, however, this increase was offset by a $2.1 million decrease in mortgage banking income and a $601,000 increase in the provision for loan losses. The change in net earnings was different than earnings per share primarily because of the additional shares issued in the initial public offering in the third quarter of 2007.

Net Interest Income

Net interest income for the first quarter of 2008 was $9.9 million, an increase of $2.2 million, or 28.6%, compared with the first quarter of 2007. The net interest margin expanded 39 basis points to 2.94% for the same comparison period, reflecting an improved asset mix, as we continued to execute our strategy of replacing lower yielding mortgage loans and securities with higher yielding loans. In addition, average earning assets grew $132.1 million, or 10.8%, due primarily to growth in loans. On a linked quarter basis (compared with the immediately preceding quarter), net interest income rose $448,000, or 4.8%, and the net interest margin rose 9 basis points to 2.94%. The growth in the net interest margin was due primarily to our ability to reprice more funding liabilities than assets while in a declining rate environment.

Noninterest Income

Noninterest income was $6.7 million for the first quarter of 2008, a decrease of $1.8 million, or 21.0%, compared with the first quarter of 2007. The decrease in noninterest income was due primarily to a reduction in mortgage banking income, which was partially offset by growth in fees from our wealth management group, despite the recent decline in stock market conditions.

Noninterest Expense

Noninterest expense was $13.3 million for the first quarter of 2008 including the nonrecurring $635,000 pre-tax severance charge. The severance charge was related to the termination of a consulting agreement entered into with a former executive officer of our subsidiary Encore Bank in the third quarter of 2007. Excluding this one time charge, noninterest expense was $12.6 million, an increase of $180,000, or 1.4%, compared with the first quarter of 2007. The increase in expenses was due primarily to legal expenses of $415,000 related to an arbitration matter.

Segment Earnings

On a segment basis, our wealth management group earned $897,000 for the first quarter of 2008, an increase of $74,000, or 9.0%, compared with the first quarter of 2007. The growth in wealth management net earnings is due to higher fees in trust and asset management, due primarily to a 4.9% increase in assets under management. Our banking net earnings were $60,000. However, excluding the nonrecurring charge, banking net earnings were $477,000 for the first quarter of 2008, a decrease of $290,000, or 37.8%, compared with the same period of 2007, due primarily to a reduction in mortgage banking income and higher legal expenses. Our insurance group had net earnings of $429,000, a decrease of $60,000, or 12.3%, compared with the first quarter of 2007. Commission revenue was essentially flat due to the soft property and casualty insurance market.

Loans

Period end loans were $1.2 billion at March 31, 2008, up $223.7 million, or 24.0%, compared with March 31, 2007, and up $59.2 million, or 5.4%, on a linked quarter basis. Average loans were $1.1 billion for the first quarter of 2008, an increase of $202.9 million, or 22.1%, compared with the same period of 2007.

Deposits

Period end deposits were $1.1 billion, up $113.8 million, or 11.4%, compared with March 31, 2007 and up $69.8 million, or 6.7%, on a linked quarter basis. Core deposits were $860.7 million at March 31, 2008, an increase of $69.9 million, or 8.8% compared with March 31, 2007. Average deposits were $1.1 billion for the first quarter of 2008, an increase of $58.6 million, or 5.9%, compared with the same period of 2007.

Credit Quality

The provision for loan losses was $1.5 million in the first quarter of 2008, an increase of $601,000 compared with the same period of 2007 due primarily to growth in the loan portfolio and higher charge-offs. Net charge-offs for the first quarter of 2008 were $1.1 million, or 0.38% of average total loans on an annualized basis, compared with $166,000, or 0.07% of average total loans on an annualized basis for the first quarter of 2007. Consumer loans, which include our indirect auto and boat portfolio, accounted for a majority of the net charge-offs in the first quarter of 2008. We stopped originating indirect auto and boat loans in the third quarter of 2005. The allowance for loan losses was $11.6 million, or 1.00% of total loans at March 31, 2008, compared with $9.8 million, or 1.05% of total loans at March 31, 2007.

At March 31, 2008, nonperforming assets, including loans past due 90 days or more and still accruing, were $16.5 million, or 1.42% of total loans and investment in real estate, compared with $14.2 million, or 1.30% of total loans and investment in real estate at December 31, 2007 and $10.3 million, or 1.11% of total loans and investment in real estate at March 31, 2007. At March 31, 2008, non-accrual loans were $14.1 million, compared with $11.2 million at December 31, 2007. The increase in non-accrual loans was primarily attributable to two commercial real estate loans totaling $2.7 million. Included in non-accrual loans was a loan in the amount of $6.3 million to a law firm. Repayment of a major portion of this loan is primarily dependent on a lawsuit which has settled and the proceeds are placed in escrow, but distribution of the attorneys' fee to our client is pending final court action. Loans 90 days past due or more and still accruing were $283,000 at March 31, 2008, compared with $2.2 million at December 31, 2007. Investment in real estate was $2.1 million at March 31, 2008 compared with $835,000 at December 31, 2007, a $1.2 million increase due primarily to repossession of a residential lot in Houston.

John Lingor Named Chief Credit Officer

John Lingor was named Executive Vice President and Chief Credit Officer of Encore Bank. Mr. Lingor has over 36 years of banking and credit management experience, most recently as Senior Vice President and Credit Risk Manager at Amegy Bank of Texas.

Conference Call

A conference call will be held on Friday, April 25, 2008 at 10:00 a.m., Central time, to discuss first quarter 2008 results. A question and answer session will follow the prepared remarks. Individuals may access the call by dialing 1-877-419-6603, or access the live webcast by visiting www.encorebank.com/investorrelations.shtml

About Encore Bancshares, Inc.

Encore Bancshares, Inc. is a bank holding company headquartered in Houston, Texas and offers a broad range of banking, wealth management and insurance services through Encore Bank, N.A. and its subsidiaries. Encore Bank operates 11 private client offices in the Greater Houston area and six in southwest Florida. Headquartered in Houston and with $1.5 billion in assets, Encore Bank builds relationships with professional firms, privately-owned businesses, investors and affluent individuals. Encore Bank offers a full range of business and personal banking products and services, as well as financial planning, wealth management, trust and insurance products through its trust division, Encore Trust, and its subsidiaries Linscomb & Williams and Town & Country Insurance. Products and services offered by Encore Bank's affiliates are not FDIC insured. The Company's common stock is listed on the NASDAQ Global Market under the symbol "EBTX".

The Encore Bancshares, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4257

This press release contains certain financial information determined by methods other than in accordance with GAAP. Encore's management believes these non-GAAP financial measures provide information useful to investors in understanding our financial results and facilitates comparisons with the performance of peers within the financial services industry. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP.

This press release contains certain forward-looking information about Encore Bancshares that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Risks and uncertainties include, but are not limited to: competitive pressure among financial institutions; our ability to expand and grow our businesses and operations and to realize the cost savings and revenue enhancements expected from such activities; a deterioration of credit quality or a reduced demand for credit; changes in the interest rate environment; the continued service of key management personnel; our ability to attract, motivate and retain key employees; general economic conditions, either nationally, regionally or in the market areas in which we operate; legislative or regulatory developments or changes in laws; changes in the securities markets and other risks that are described in our public filings with the Securities and Exchange Commission.

               Encore Bancshares, Inc. and Subsidiaries

                         FINANCIAL HIGHLIGHTS

       (Unaudited, amounts in thousands, except per share data)

                                              As of and for the
                                              Three Months Ended
                                        -----------------------------
                                              March 31,       Dec. 31,
                                        ------------------    -------
                                          2008       2007       2007
                                        -------    -------    -------
 Earnings Statement Data:
 Interest income                        $20,532    $19,480    $21,240
 Interest expense                        10,653     11,800     11,809
                                        -------    -------    -------
     Net interest income                  9,879      7,680      9,431
 Provision for loan losses                1,501        900      1,176
                                        -------    -------    -------
     Net interest income after provision
      for loan losses                     8,378      6,780      8,255
 Noninterest income                       6,677      8,455      6,269
 Noninterest expense                     13,277     12,462     12,367
                                        -------    -------    -------
     Net earnings before income taxes     1,778      2,773      2,157
 Income tax expense                         608        998        454
                                        -------    -------    -------
 Net earnings                           $ 1,170    $ 1,775    $ 1,703
                                        =======    =======    =======

 Common Share Data:
 Basic earnings per share               $  0.12    $  0.23    $  0.17
 Diluted earnings per share                0.11       0.22       0.16
 Book value per share                     15.70      13.80      15.56
 Tangible book value per share            12.30       9.33      12.13
 Average common shares outstanding
 (basic)                                  9,846      7,555      9,808
 Diluted average common shares
  outstanding                            10,714      8,131     10,661
 Shares outstanding at end of period     10,154      7,897     10,124

 Selected Performance Ratios:
 Return on average assets                  0.33%      0.55%      0.48%
 Return on average equity                  2.97%      6.68%      4.33%
 Return on average tangible equity         3.80%      9.96%      5.57%
 Net interest margin                       2.94%      2.55%      2.85%
 Efficiency ratio                         79.06%     75.25%     77.44%
 Noninterest income to total revenue      40.33%     52.40%     39.93%

               Encore Bancshares, Inc. and Subsidiaries

                      CONSOLIDATED BALANCE SHEETS

       (Unaudited, dollars in thousands, except per share data)

             March 31,    Dec 31,    Sept 30,    June 30,   March 31,
               2008        2007        2007        2007        2007
            ----------  ----------  ----------  ----------  ----------
    ASSETS
 Cash and
  due from
  banks     $   16,608  $   18,817  $   19,044  $   23,972  $   23,912
 Interest-
  bearing
  deposits in
  banks         40,328      18,581       1,804       2,903       7,122
 Federal funds
  sold and
  other         58,769      41,017     100,630       9,862         888
            ----------  ----------  ----------  ----------  ----------
   Cash and
    cash equi-
    valents    115,705      78,415     121,478      36,737      31,922
 Securities
  available-
  for-sale, at
  estimated
  fair value    12,108      12,207      12,205      15,298      51,439
 Securities
  held-to-
  maturity,
  at amortized
  cost         123,133     134,056     140,507     148,983     156,472
 Mortgages
  held-for-
  sale           1,928       1,396       2,244      54,004      45,954
 Loans re-
  ceivable   1,156,501   1,097,268   1,030,133     952,838     932,793
 Allowance
  for loan
  losses       (11,603)    (11,161)    (10,711)    (10,168)     (9,790)
            ----------  ----------  ----------  ----------  ----------
   Net loans
    receiv-
    able     1,144,898   1,086,107   1,019,422     942,670     923,003
 Federal Home
  Loan Bank
  of Dallas
  stock, at
  cost           6,987       5,880       5,805       6,424       6,611
 Investments
  in real
  estate         2,078         835         731       1,785       1,785
 Premises and
  equipment,
  net           16,789      16,831      15,814      15,790      13,051
 Goodwill       27,969      27,942      27,922      27,905      27,894
 Other intan-
  gible assets,
  net            6,592       6,780       6,991       7,200       7,408
 Cash surrender
  value of
  life insu-
  rance
  policies      14,256      14,091      13,951      13,818      13,684
 Accrued
  interest
  receivable
  and other
  assets        16,183      16,657      16,062      16,587      15,764
            ----------  ----------  ----------  ----------  ----------
            $1,488,626  $1,401,197  $1,383,132  $1,287,201  $1,294,987
            ==========  ==========  ==========  ==========  ==========

   LIABILITIES
 AND SHAREHOLDERS'
     EQUITY
 Deposits:
 Noninterest-
  bearing   $  129,983  $  106,382  $  115,742  $  106,064  $  112,585
 Interest-
  bearing      981,164     934,992     916,442     914,208     884,713
            ----------  ----------  ----------  ----------  ----------
 Total
  deposits   1,111,147   1,041,374   1,032,184   1,020,272     997,298
 Borrowings
  and repur-
  chase agree-
  ments        188,845     173,395     166,359     125,753     157,505
 Junior sub-
  ordinated
  debentures    20,619      20,619      20,619      20,619      20,619
 Accrued
  interest
  payable and
  other
  liabilities    8,604       8,330       8,538       9,447      10,621
            ----------  ----------  ----------  ----------  ----------
 Total lia-
  bilities   1,329,215   1,243,718   1,227,700   1,176,091   1,186,043

 Commitments
  and contin-
  gencies           --          --          --          --          --
 Shareholders'
  equity:
   Preferred
    stock           --          --          --          --          --
   Common
    stock       10,158      10,128      10,124       7,925       7,901
   Additional
    paid-in
    capital    108,813     108,173     107,954      68,188      67,670
   Retained
    earnings    40,933      39,763      38,060      35,812      34,154
   Common stock
    in treasury,
    at cost        (69)        (69)        (69)        (69)        (69)
   Accumulated
    other com-
    prehensive
    loss          (424)       (516)       (637)       (746)       (712)
            ----------  ----------  ----------  ----------  ----------
    Total share-
     holders'
     equity    159,411     157,479     155,432     111,110     108,944
            ----------  ----------  ----------  ----------  ----------
            $1,488,626  $1,401,197  $1,383,132  $1,287,201  $1,294,987
            ==========  ==========  ==========  ==========  ==========

 Ratios:
 Leverage
  ratio          10.31%      10.47%      10.71%       7.66%       7.40%
 Tier 1 risk-
  based capital
  ratio          12.91%      13.59%      14.20%      10.31%      10.28%
 Total risk-
  based capital
  ratio          13.94%      14.65%      15.28%      11.40%      11.35%
 Book value
  per share $    15.70  $    15.56  $    15.36  $    14.03  $    13.80
 Tangible book
  value per
  share          12.30       12.13       11.91        9.60        9.33
 Tangible
  common
  equity to
  tangible
  assets          8.59%       8.98%       8.94%       6.07%       5.85%

               Encore Bancshares, Inc. and Subsidiaries

                  CONSOLIDATED STATEMENTS OF EARNINGS

       (Unaudited, amounts in thousands, except per share data)

                                    Three Months Ended
                      ------------------------------------------------
                      March 31,  Dec 31,  Sept 30,  June 30,  March 31,
                        2008      2007      2007      2007       2007
                      -------   -------   -------   -------    -------
 Interest income:
  Loans, including
   fees               $18,378   $18,536   $17,309   $16,346    $15,808
  Mortgages held-for-
   sale                    32        64     1,346     1,202      1,121
  Securities            1,319     1,442     1,463     1,745      2,273
  Federal funds sold
   and other              803     1,198       914       382        278
                      -------   -------   -------   -------    -------

  Total interest
   income              20,532    21,240    21,032    19,675     19,480

 Interest expense:
  Deposits              8,542     9,731     9,947     9,525      9,456
  Borrowings and
   repurchase
   agreements           1,755     1,710     1,651     1,779      1,889
  Junior subordinated
   debentures             356       368       368       373        455
                      -------   -------   -------   -------    -------
   Total interest
    expense            10,653    11,809    11,966    11,677     11,800
                      -------   -------   -------   -------    -------

   Net interest income  9,879     9,431     9,066     7,998      7,680

 Provision for loan
  losses                1,501     1,176     1,008       945        900
                      -------   -------   -------   -------    -------
   Net interest income
    after provision for
    loan losses         8,378     8,255     8,058     7,053      6,780
 Noninterest income:
  Trust and investment
   management fees      4,407     4,533     4,501     4,268      4,244
  Mortgage banking         54        95     1,167     2,052      2,192
  Insurance commissions
   and fees             1,727     1,217     1,450     1,562      1,713
  Real estate opera-
   tions, including
   net gain on sales       55        63       178       107         18
  Net loss on sale of
   available-for-sale
   securities              --        --        --       (32)      (149)
  Other                   434       361       225       764        437
                      -------   -------   -------   -------    -------

   Total noninterest
    income              6,677     6,269     7,521     8,721      8,455
 Noninterest expense:
  Compensation          8,078     7,081     7,318     7,855      7,863
  Occupancy             1,438     1,428     1,438     1,499      1,399
  Equipment               531       553       506       497        520
  Advertising and
   promotion              204       223       328       271        196
  Outside data
   processing             694       883       884       904        808
  Professional fees     1,156       797       401       458        390
  Intangible
   amortization           187       209       209       211        209
  Loss on early debt
   extinguishment          --        --        --       391         --
  Other                   989     1,193     1,405     1,203      1,077
                      -------   -------   -------   -------    -------
   Total noninterest
    expense            13,277    12,367    12,489    13,289     12,462
                      -------   -------   -------   -------    -------
   Net earnings before
    income taxes        1,778     2,157     3,090     2,485      2,773

 Income tax expense       608       454       842       827        998
                      -------   -------   -------   -------    -------
    NET EARNINGS      $ 1,170   $ 1,703   $ 2,248   $ 1,658    $ 1,775
                      =======   =======   =======   =======    =======
 Earnings Per
  Common Share:
   Basic              $  0.12   $  0.17   $  0.24   $  0.22    $  0.23
   Diluted               0.11      0.16      0.22      0.20       0.22
 Average common
  shares out-
  standing              9,846     9,808     9,347     7,559      7,555
 Diluted average
  common shares
  outstanding          10,714    10,661    10,156     8,200      8,131

              Encore Bancshares, Inc. and Subsidiaries

                  AVERAGE CONSOLIDATED BALANCE SHEETS

                   (Unaudited, dollars in thousands)

                               Three Months Ended
            ----------------------------------------------------------
             March 31,    Dec 31,    Sept 30,    June 30,   March 31,
               2008        2007        2007        2007        2007
            ----------  ----------  ----------  ----------  ----------
 Assets:
 Interest-
  earning
  assets:
   Loans    $1,119,439  $1,060,927  $  973,641  $  938,356  $  916,523
   Mortgages
    held-for-
    sale         1,465       2,693      60,959      53,926      52,273
   Securities  142,098     148,912     156,159     183,008     232,154
   Federal
    funds
    sold and
    other       89,419      98,789      68,347      27,755      19,412
            ----------  ----------  ----------  ----------  ----------
 Total
  interest-
  earning
  assets     1,352,421   1,311,321   1,259,106   1,203,045   1,220,362
 Less:
  Allowance
  for loan
  losses       (11,178)    (10,754)    (10,391)     (9,843)     (9,268)
 Noninterest-
  earning
  assets       102,266     101,783     102,667     103,512     102,234
            ----------  ----------  ----------  ----------  ----------
   Total
    assets  $1,443,509  $1,402,350  $1,351,382  $1,296,714  $1,313,328
            ==========  ==========  ==========  ==========  ==========

 Liabilities,
  shareholders'
  equity and
  puttable
  common stock:
 Interest-
  bearing
  liabilities:
   Interest
    check-
    ing     $  182,483  $  169,823  $  169,860  $  167,956  $  183,335
   Money
    market
    and
    savings    333,241     359,217     358,732     340,950     334,971
   Time
    deposits   434,597     399,224     375,896     373,669     374,389
            ----------  ----------  ----------  ----------  ----------
 Total
  interest-
   bearing
   deposits    950,321     928,264     904,488     882,575     892,695
   Borrowings
    and re-
    purchase
    agree-
    ments      193,855     170,141     158,203     161,698     172,660
   Junior
    subordi-
    nated de-
    bentures    20,619      20,619      20,619      20,930      20,619
            ----------  ----------  ----------  ----------  ----------
 Total
  interest-
  bearing li-
  abilities  1,164,795   1,119,024   1,083,310   1,065,203   1,085,974
            ----------  ----------  ----------  ----------  ----------
 Noninterest-
  bearing
  liabilities:
   Noninterest-
    bearing
    deposits   106,905     113,849     108,168     109,753     105,950
   Other li-
    abilities   13,313      13,428      16,128      12,127      13,685
            ----------  ----------  ----------  ----------  ----------
 Total lia-
  bilities   1,285,013   1,246,301   1,207,606   1,187,083   1,205,609

 Shareholders'
  equity and
  puttable
  common
  stock        158,496     156,049     143,776     109,631     107,719
            ----------  ----------  ----------  ----------  ----------
 Total lia-
  bilities,
  shareholders'
  equity and
  puttable
  common
  stock     $1,443,509  $1,402,350  $1,351,382  $1,296,714  $1,313,328
            ==========  ==========  ==========  ==========  ==========

               Encore Bancshares, Inc. and Subsidiaries

                        SELECTED FINANCIAL DATA

                   (Unaudited, dollars in thousands)

                 March 31,   Dec 31,   Sept 30,   June 30,   March 31,
                   2008       2007       2007       2007       2007
                ---------- ---------- ---------- ---------- ----------
 Loan Portfolio:
 Commercial:
 Commercial     $  142,259 $  127,583 $  111,072 $  113,370 $  115,896
 Commercial real
  estate           291,543    277,047    249,576    225,985    210,992
 Real estate
  construction      97,807    100,975    132,557    130,168    134,781
                ---------- ---------- ---------- ---------- ----------
  Total
   commercial      531,609    505,605    493,205    469,523    461,669

 Consumer:
 Residential real
  estate first
  lien             264,445    271,346    264,541    265,901    278,346
 Residential real
  estate second
  lien             234,623    195,583    146,719     89,378     55,810
 Home equity
  lines             78,860     79,023     76,096     76,452     78,430
 Consumer
  installment
  - indirect        21,917     25,262     29,210     33,622     39,204
 Consumer other     25,047     20,449     20,362     17,962     19,334
                ---------- ---------- ---------- ---------- ----------
  Total consumer   624,892    591,663    536,928    483,315    471,124
                ---------- ---------- ---------- ---------- ----------

   Total loans
    receivable  $1,156,501 $1,097,268 $1,030,133 $  952,838 $  932,793
                ========== ========== ========== ========== ==========

 Nonperforming Assets:
 Nonaccrual
  loans         $   14,131 $   11,208 $    8,734 $    9,111 $    8,446
 Accruing loans
  past due 90
  days or more         283      2,183         20      2,178        100
 Restructured
  loans                 --         --         --         --         --
                ---------- ---------- ---------- ---------- ----------
   Total nonper-
    forming loans   14,414     13,391      8,754     11,289      8,546
                ---------- ---------- ---------- ---------- ----------
 Investment in
  real estate        2,078        835        731      1,785      1,785
                ---------- ---------- ---------- ---------- ----------
   Total nonper-
    forming
    assets      $   16,492 $   14,226 $    9,485 $   13,074 $   10,331
                ========== ========== ========== ========== ==========

 Asset Quality Ratios:
 Nonperforming
  assets to total
  loans and in-
  vestment in
  real estate         1.42%      1.30%      0.92%      1.37%      1.11%
 Net charge-offs
  to average loans    0.38%      0.27%      0.19%      0.24%      0.07%
 Allowance for
  loan losses to
  period-end loans    1.00%      1.02%      1.04%      1.07%      1.05%
 Allowance for
  loan losses to
  nonperforming
  loans              80.50%     83.35%    122.36%     90.07%    114.56%

 Deposits:
 Noninterest-
  bearing
  deposits      $  129,983 $  106,382 $  115,742 $  106,064 $  112,585
 Interest
  checking         190,633    179,486    169,646    172,079    174,602
 Money market
  and savings      338,386    345,066    362,289    368,682    329,414
 Time deposits
  less than
  $100,000         201,735    193,900    175,071    166,482    174,281
                ---------- ---------- ---------- ---------- ----------
   Core deposits   860,737    824,834    822,748    813,307    790,882
                ---------- ---------- ---------- ---------- ----------
 Time deposits
  $100,000 and
  greater          233,462    201,932    194,619    188,075    195,894
 Brokered
  deposits          16,948     14,608     14,817     18,890     10,522
                ---------- ---------- ---------- ---------- ----------
   Total
    deposits    $1,111,147 $1,041,374 $1,032,184 $1,020,272 $  997,298
                ========== ========== ========== ========== ==========
 Assets Under
   Management   $2,737,603 $2,784,617 $2,792,894 $2,683,841 $2,609,893
                ========== ========== ========== ========== ==========

               Encore Bancshares, Inc. and Subsidiaries

                       ALLOWANCE FOR LOAN LOSSES

                   (Unaudited, dollars in thousands)

                                        Three Months Ended
                          ---------------------------------------------
                          March 31, Dec 31, Sept 30, June 30, March 31,
                            2008     2007     2007     2007     2007
                           -------  -------  -------  -------  -------
 Allowance for loan losses
  at beginning of quarter  $11,161  $10,711  $10,168  $ 9,790  $ 9,056

 Charge-offs:
 Commercial:
  Commercial                  (231)     (20)     (42)      --       --
  Commercial real estate       (80)      --       --       --       --
  Real estate construction      (9)     (79)      --       --       --
                           -------  -------  -------  -------  -------
   Total commercial           (320)     (99)     (42)      --       --
                           -------  -------  -------  -------  -------
 Consumer:
  Residential real estate
   first lien                  (43)     (66)    (124)      --       --
  Residential real estate
   second lien                (377)     (44)    (216)    (416)     (84)
  Home equity lines            (42)    (299)     (25)      --      (10)
  Consumer installment
    - indirect                (297)    (360)    (307)    (215)     (80)
  Consumer other               (29)     (45)     (13)     (24)    (144)
                           -------  -------  -------  -------  -------
   Total consumer             (788)    (814)    (685)    (655)    (318)
                           -------  -------  -------  -------  -------

   Total charge-offs        (1,108)    (913)    (727)    (655)    (318)
                           -------  -------  -------  -------  -------
 Recoveries:
 Commercial:
  Commercial                    11       40        6       --       --
  Commercial real estate        --       --       --       --       --
  Real estate construction      --       --       --       --       --
                           -------  -------  -------  -------  -------
   Total commercial             11       40        6       --       --
                           -------  -------  -------  -------  -------
 Consumer:
  Residential real estate
   first lien                    1       22       12       --       --
  Residential real estate
   second lien                   2       --      145        7       26
  Home equity lines              2       --       --       --       43
  Consumer installment
   - indirect                    6      109       76       45       64
  Consumer other                27       16       23       36       19
                           -------  -------  -------  -------  -------
   Total consumer               38      147      256       88      152
                           -------  -------  -------  -------  -------
   Total recoveries             49      187      262       88      152
                           -------  -------  -------  -------  -------
   Net charge-offs          (1,059)    (726)    (465)    (567)    (166)
                           -------  -------  -------  -------  -------
 Provision for loan losses   1,501    1,176    1,008      945      900
                           -------  -------  -------  -------  -------
 Allowance for loan losses
  at end of quarter        $11,603  $11,161  $10,711  $10,168  $ 9,790
                           =======  =======  =======  =======  =======

               Encore Bancshares, Inc. and Subsidiaries

                          SEGMENT OPERATIONS

                   (Unaudited, dollars in thousands)

                         As of and for the Three Months Ended
            ----------------------------------------------------------
             March 31,    Dec 31,    Sept 30,    June 30,    March 31,
               2008        2007        2007        2007        2007
            ----------  ----------  ----------  ----------  ----------
 Banking
  Net interest
   income   $   10,130  $    9,674  $    9,315  $    8,258  $    8,035
  Provision
   for loan
   losses        1,501       1,176       1,008         945         900
  Noninterest
   income          519         509       1,559       2,807       2,481
  Noninterest
   expense       9,103       8,378       8,338       8,853       8,453
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes            45         629       1,528       1,267       1,163
  Income tax
   expense
   (benefit)       (15)        103         261         370         396
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $       60  $      526  $    1,267  $      897  $      767
            ==========  ==========  ==========  ==========  ==========
  Total
   assets at
   quarter
   end      $1,500,462  $1,411,934  $1,392,156  $1,292,112  $1,301,562
            ==========  ==========  ==========  ==========  ==========

 Wealth Management
  Net interest
   income   $       64  $       89  $       82  $       77  $       73
  Noninterest
   income        4,407       4,533       4,501       4,268       4,244
  Noninterest
   expense       3,070       3,042       3,137       2,988       3,027
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before in-
   come taxes    1,401       1,580       1,446       1,357       1,290
  Income tax
   expense         504         460         531         483         467
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $      897  $    1,120  $      915  $      874  $      823
            ==========  ==========  ==========  ==========  ==========

  Total assets
   at quarter
   end      $   47,444  $   46,270  $   45,425  $   44,395  $   43,935
            ==========  ==========  ==========  ==========  ==========
 Insurance
  Net interest
   income   $       41  $       36  $       37  $       36  $       27
  Noninterest
   income        1,732       1,222       1,460       1,637       1,716
  Noninterest
   expense       1,104         947       1,014       1,057         982
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before in-
   come taxes      669         311         483         616         761
  Income tax
   expense         240          73         167         232         272
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $      429  $      238  $      316  $      384  $      489
            ==========  ==========  ==========  ==========  ==========

  Total assets
   at quarter
   end      $   10,143  $    9,242  $    9,219  $    9,101  $    9,278
            ==========  ==========  ==========  ==========  ==========

 Other
  Net interest
   expense  $     (356) $     (368) $     (368) $     (373) $     (455)
  Noninterest
   income           19           5           1           9          14
  Noninterest
   expense          --          --          --         391          --
            ----------  ----------  ----------  ----------  ----------
  Loss before
   income
   taxes          (337)       (363)       (367)       (755)       (441)
  Income tax
   benefit        (121)       (182)       (117)       (258)       (137)
            ----------  ----------  ----------  ----------  ----------
  Net loss  $     (216) $     (181) $     (250) $     (497) $     (304)
            ==========  ==========  ==========  ==========  ==========

 Total assets
  at quarter
  end       $  (69,423) $  (66,249) $  (63,668) $  (58,407) $  (59,788)
            ==========  ==========  ==========  ==========  ==========

 Consolidated
  Net interest
   income   $    9,879  $    9,431  $    9,066  $    7,998  $    7,680
  Provision
   for loan
   losses        1,501       1,176       1,008         945         900
  Noninterest
   income        6,677       6,269       7,521       8,721       8,455
  Noninterest
   expense      13,277      12,367      12,489      13,289      12,462
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before in-
   come taxes    1,778       2,157       3,090       2,485       2,773
  Income tax
   expense         608         454         842         827         998
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $    1,170  $    1,703  $    2,248  $    1,658  $    1,775
            ==========  ==========  ==========  ==========  ==========

 Total assets
  at quarter
  end       $1,488,626  $1,401,197  $1,383,132  $1,287,201  $1,294,987
            ==========  ==========  ==========  ==========  ==========

               Encore Bancshares, Inc. and Subsidiaries

                            YIELD ANALYSIS

                   (Unaudited, dollars in thousands)

                          For the Three Months Ended March 31,
                 -----------------------------------------------------
                             2008                      2007
                 --------------------------- -------------------------
                    Average  Interest   Avg    Average  Interest   Avg
                 Outstanding  Earned/ Yield/ Outstanding Earned/ Yield/
                   Balance     Paid    Rate   Balance     Paid    Rate
                  ----------  -------  ----  ----------  -------  ----
 Assets:
 Interest-earning
  assets:
   Loans          $1,119,439  $18,378  6.60% $  916,523  $15,808  6.99%
   Mortgages held-
    for-sale           1,465       32  8.79%     52,273    1,121  8.70%
   Securities        142,098    1,319  3.73%    232,154    2,273  3.97%
   Federal funds
    sold and other    89,419      803  3.61%     19,412      278  5.81%
                  ----------  -------        ----------  -------
 Total interest-
  earning assets   1,352,421   20,532  6.11%  1,220,362   19,480  6.47%
 Less: Allowance
  for loan losses    (11,178)                    (9,268)
 Noninterest-
  earning assets     102,266                    102,234
                  ----------                 ----------
   Total assets   $1,443,509                 $1,313,328
                  =========                  ==========
 Liabilities,
  shareholders'
  equity and
  puttable common
  stock:
 Interest-bearing
  liabilities:
   Interest
    checking      $  182,483  $   953  2.10% $  183,335  $ 1,301  2.88%
   Money market
    and savings      333,241    2,380  2.87%    334,971    3,619  4.38%
   Time deposits     434,597    5,209  4.82%    374,389    4,536  4.91%
                  ----------  -------        ----------  -------
    Total inte-
     rest-bearing
     deposits        950,321    8,542  3.62%    892,695    9,456  4.30%
   Borrowings and
    repurchase
    agreements       193,855    1,755  3.64%    172,660    1,889  4.44%
   Junior sub-
    ordinated
    debentures        20,619      356  6.94%     20,619      455  8.95%
                  ----------  -------        ----------  -------
  Total inte-
   rest-bearing
   liabilities     1,164,795   10,653  3.68%  1,085,974   11,800  4.41%
                  ----------  -------        ----------  -------
 Noninterest-
  bearing lia-
  bilities:
   Noninterest-
    bearing de-
    posits           106,905                    105,950
   Other
    liabilities       13,313                     13,685
                  ----------                 ----------
     Total lia-
      bilities     1,285,013                  1,205,609
 Shareholders'
  equity and
  puttable common
  stock              158,496                    107,719
                  ----------                 ----------
 Total liabili-
  ties, share-
  holders' equity
  and puttable
  common stock    $1,443,509                 $1,313,328
                  ==========                 ==========
 Net interest
  income                      $ 9,879                    $ 7,680
                              =======                    =======
 Net interest
  spread                               2.43%                      2.06%
 Net interest
  margin                               2.94%                      2.55%

CONTACT:  Encore Bancshares, Inc.
          L. Anderson Creel, Chief Financial Officer
            713.787.3138
          James S. D'Agostino, Jr., Chairman and CEO
            713.787.3103